SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): November 15, 2004

UPFC Auto Receivables Trust 2004-A

(Exact name of registrant as specified in charter)

Delaware	333-110039-11	201402255
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o United Auto Credit Corporation (as Servicer) 3990 Westerly Place, Suite 200 Newport Beach, California	92660
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (949) 224-1244

This filing relates to Registration Statement No. 333-110039-11

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (I7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On November 24, 2004, we filed a Form 8-K which included, as Exhibit 20.1, the Servicer’s Certificate as to the November 15, 2004 Distribution Date. The Form 8-K incorrectly stated that $911,229.16 and $23,650,792.92 were distributed to the holders of the Notes as payments of interests and principal on the Notes, respectively. The amounts distributed to the holders of the Notes as payments of interests and principal on the Notes were $886,510.28 and $23,675,511.81, respectively. A revised Servicer’s Certificate as to the November 15, 2004 Distribution Date is filed herewith as Exhibit 20.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K/A are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPFC Auto Receivables Trust 2004-A

By:	United Auto Credit Corporation
as Servicer

Date: November 30, 2004

/S/ GARLAND KOCH
Garland Koch
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
20.1	Servicer’s Certificate as to the November 15, 2004 Distribution	—